UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08397

The Marsico Investment Fund

(Exact name of Registrant as specified in charter)

1200 17th Street, Suite 1600
Denver, Colorado  80202

(Address of principal executive offices) (Zip code)

Christopher J. Marsico

The Marsico Investment Fund
1200 17th Street, Suite 1600
Denver, Colorado  80202

(Name and address of agent for service)

Copies to:
Sander M. Bieber, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C.  20006

Registrant's telephone number, including area code:  (303) 454-5600

Date of fiscal year end:   September 30

Date of reporting period:  March 31, 2014

Item 1.	Reports to Stockholders

SEMI-ANNUAL REPORT

MARCH 31, 2014

MARSICO
FUNDS®

Helping you appreciate life™

APRIL 2014

DEAR SHAREHOLDER:

Enclosed is your semi-annual report for The Marsico Investment Fund, encompassing the six-month fiscal period from October 1, 2013 to March 31, 2014.

The purpose of this report is to provide a review of the Marsico Funds’ six-month investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indexes. For updated information regarding the market environment and the Funds’ overall investment postures and performance, please refer to the Funds’ most recent monthly fact sheets and quarterly investment updates, which are available under the name of each Fund on the Funds’ website at www.marsicofunds.com.(1)

(1) The references to the Marsico Funds website (www.marsicofunds.com) included throughout this semi-annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5

MARSICO FOCUS FUND
Investment Review	6
Fund Overview	9
Schedule of Investments	10

MARSICO GROWTH FUND
Investment Review	6
Fund Overview	11
Schedule of Investments	12

MARSICO 21st CENTURY FUND
Investment Review	14
Fund Overview	16
Schedule of Investments	17

MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	19
Fund Overview	21
Schedule of Investments	22

MARSICO FLEXIBLE CAPITAL FUND
Investment Review	24
Fund Overview	26
Schedule of Investments	27

MARSICO GLOBAL FUND
Investment Review	29
Fund Overview	31
Schedule of Investments	32

FINANCIAL STATEMENTS	34
NOTES TO FINANCIAL STATEMENTS	44
EXPENSE EXAMPLE	52
CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS	53
OTHER INFORMATION	56

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund	Marsico Growth Fund	Marsico 21st Century Fund
MFOCX	MGRIX	MXXIX
For additional disclosures, please see page 9.	For additional disclosures, please see page 11.	For additional disclosures, please see page 16.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	TOTAL ANNUAL OPERATING EXPENSES* 1.37%	TOTAL ANNUAL OPERATING EXPENSES* 1.46%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS
GOOGLE, INC. - CL. A	7.06%	GOOGLE, INC. - CL. A	5.22%	FACEBOOK, INC. - CL. A	4.94%
BIOGEN IDEC INC.	6.71%	GILEAD SCIENCES, INC.	5.11%	GOOGLE, INC. - CL. A	3.61%
GILEAD SCIENCES, INC.	6.57%	BIOGEN IDEC INC.	4.80%	BIOGEN IDEC INC.	3.50%
VISA, INC. - CL. A	5.65%	MONSANTO COMPANY	4.54%	GILEAD SCIENCES, INC.	3.48%
MONSANTO COMPANY	5.59%	VISA, INC. - CL. A	4.47%	MONSANTO COMPANY	3.28%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund	Marsico Flexible Capital Fund	Marsico Global Fund
MIOFX	MFCFX	MGLBX
For additional disclosures, please see page 21.	For additional disclosures, please see page 26.	For additional disclosures, please see page 31.
PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)	PERFORMANCE COMPARISON(1)

TOTAL ANNUAL OPERATING EXPENSES* 1.74% NET EXPENSES*† 1.60%	TOTAL ANNUAL OPERATING EXPENSES* 1.47%	TOTAL ANNUAL OPERATING EXPENSES* 1.86% NET EXPENSES*† 1.60%
SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)	SECTOR ALLOCATION(2)

TOP FIVE HOLDINGS	TOP FIVE HOLDINGS	TOP FIVE HOLDINGS
ROCHE HOLDING AG	4.41%	BIOGEN IDEC INC.	4.83%	CANADIAN PACIFIC RAILWAY LTD.	4.88%
ASML HOLDING N.V.	4.41%	CONSTELLATION BRANDS, INC. - CL. A	4.18%	WYNN MACAU LTD.	4.82%
LIBERTY GLOBAL PLC - SERIES C	4.12%	AUTOZONE, INC.	4.06%	GOOGLE, INC. - CL. A	4.08%
CANADIAN PACIFIC RAILWAY LTD.	4.10%	GILEAD SCIENCES, INC.	4.02%	PRICELINE.COM, INC.	4.02%
COMPAGNIE FINANCIERE RICHEMONT S.A.	3.69%	THE SHERWIN-WILLIAMS COMPANY	3.98%	MONSANTO COMPANY	3.57%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014. The information may differ from the expense ratios disclosed in this report.

†
Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each of the International Opportunities Fund and the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of each Fund’s average net assets until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2015, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to that Fund pursuant to this agreement (or a previous expense limitation agreement) if such reimbursement does not cause the Fund to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser waived the fee or reimbursed the expense.

(1)
The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The performance returns for the 21st Century Fund (for the period prior to March 31, 2004), the International Opportunities Fund (for the period prior to September 30, 2004 and from October 2011 through December 2013), the Flexible Capital Fund (for the period prior to February 1, 2011), and the Global Fund (for the period prior to January 1, 2009, from April 2009 through May 2009 and from January 2012 through March 2014) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. The performance returns for the 21st Century Fund (for the period from April 2004 through January 2005), the International Opportunities Fund (for the period from October 2004 through December 2005 and from January 2014 through March 2014), and the Global Fund (for the one-month period June 2009) would have been higher but for the reimbursement of fees waived previously.

(2)
Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2013 – MARCH 2014 (UNAUDITED)

Global equity market indices posted positive gains for the six-month fiscal period that ended March 31, 2014, belying the performance volatility below the surface. During the period, investors grappled with concerns about US Federal Reserve (“Fed”) policy, slower growth in emerging markets, rising equity valuations, weaker US economic data and geopolitical tensions in Ukraine. Despite a string of weak job gains at the end of 2013 and a difficult winter, which affected retail sales, job growth, construction activity and the housing market, the US economy expanded at a respectable pace.

Center stage discussions for US markets involved prospective Fed policy, including the Fed’s intent to taper quantitative easing. During the reporting period, the Fed stayed the course by gradually reducing its monthly purchases of US Treasuries. Late in the period, in her first news conference as Fed Chair, Janet Yellen offered a potential time table for future Fed increases in US short-term interest rates.

International developed equity markets, as measured by the MSCI EAFE Index, posted a return that, while positive, lagged many US equity indices. The European Central Bank, under Mario Draghi’s leadership, recently announced that it could support sovereign debt through additional measures, potentially including sovereign debt purchases, similar to the quantitative easing used in the US. While European growth remained sluggish, the acute crisis for the continent appears to have ended. Central bank commitment to support growth in Japan through measures taken to weak its currency has helped boost profitability for Japan’s exporters.

Emerging market equities’ performance, as measured by the MSCI Emerging Markets Index, trailed the returns of developed markets. Weaker Chinese economic data contributed to fears in the marketplace of a potentially significant slowdown. Brazil, meanwhile, showed signs of strain as inflation and consumer debt levels increased.

Index Name(1)	Universe of Equities Represented	Six-Month Total Return
US
S&P 500	US large-capitalization equities	+12.51%
Russell 3000	US publicly-traded equities of all sizes	+12.28%
Russell 2000	US small-capitalization equities	+9.94%
Russell Mid-Cap	US medium-capitalization equities	+12.21%

Index Name(1)	Universe of Equities Represented	Six-Month Total Return
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+6.41%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+1.39%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	+8.48%

The six-months ended March 31, 2014 were a volatile period for many currencies. Emerging market currencies generally sold off due to economic instability and the potential effect of the US Federal Reserve’s tapering of monetary stimulus. Political tension in the Ukraine region led to a steep decline in the Russian ruble. Late in the period, China’s central bank announced that it would loosen the trading range for the yuan against the US dollar, allowing the currency to trade in a wider range than before. During much of the period, the US dollar generally rose against other major currencies in anticipation of a strengthening economy and higher interest rates. The US dollar weakened late in the reporting period, finishing the period at roughly the same levels it held at the beginning of the six-month period. The Japanese yen weakened as Japanese policymakers continued initiatives to end Japan’s deflation. The euro and the British pound generally strengthened.

THE MARSICO INVESTMENT TEAM

(1) All indices are unmanaged and investors cannot invest directly in an index.

FOCUS FUND & GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO AND CORALIE WITTER (UNAUDITED)

The Marsico Focus Fund and the Marsico Growth Fund posted total returns of +10.16% and +8.66%, respectively, for the six-month fiscal period ended March 31, 2014. While the Funds posted significant absolute gains, both Funds’ relative performance lagged their benchmark index, the S&P 500 Index, which had a total return of +12.51% for the six-month fiscal period ended March 31, 2014. Please see the Funds’ Overviews for more detailed information about each Fund’s longer-term performance for various periods ended March 31, 2014.

The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Funds are intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Funds may not necessarily hold these securities or investments today. Please see the accompanying Schedules of Investments for the percentage of each Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of securities. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Funds are subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which they invest may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Focus Fund and the Growth Fund often invest in similar growth companies. Their performance may differ, however, because of a variety of factors. Among other factors, the Focus Fund is a non-diversified mutual fund that may invest in a more concentrated portfolio and may hold the securities of fewer issuers than the Growth Fund, which is a diversified Fund. As a result, the Focus Fund may hold some securities that are different from those held by the Growth Fund, and the Focus Fund may be more exposed to individual stock volatility than the Growth Fund or other mutual funds that invest in a relatively larger number of securities.

FOCUS FUND

The Marsico Focus Fund’s underperformance versus the S&P 500 Index for the six-month fiscal period ended March 31, 2014 was primarily attributable to stock selection in a few sectors and variations from certain benchmark sector weightings.

Stock selection in the Industrials sector, as defined in the Global Industry Classification Standard (“GICS”),(2) was weak. Power systems company Rolls-Royce Holdings PLC (-5%), engine and power generation products provider Cummins, Inc. (-8%), and aerospace company The Boeing Company (-16%) each posted negative returns prior to being sold from the Fund.

The Fund’s Financials holdings posted a collective return of +7% during the period. While positive, the return lagged the +13% gain of the S&P 500 Index Financials sector. Fund positions in Citigroup, Inc. (+0.8%) and American International Group, Inc. (+0.6%) posted returns that were essentially flat prior to being sold from the Fund. The Fund’s performance was further hampered by having an underweight allocation to Financials, as the sector was a generally strong performing area of the benchmark index.

FOCUS FUND & GROWTH FUND

Stock selection in the Information Technology and Consumer Staples sectors negatively impacted performance. Semiconductor company ASML Holding N.V. (-5%) and beverage products company Keurig Green Mountain, Inc. (-24%) each were material detractors from performance. The Fund held a position in Keurig Green Mountain early in the reporting period, and then sold the position in October in favor of other investments. In February, the Fund reestablished a position in Keurig Green Mountain following the company’s announcement of a partnership with Coca-Cola for the use of Coca-Cola’s brand portfolio in a new Keurig cold beverage system.

Other individual positions having a material negative impact on performance results included athletic apparel retailer lululemon athletica, inc. (-17% prior to being sold) and biopharmaceutical company Celgene Corporation (-9%).

From a sector allocation standpoint, the Fund’s performance was hampered by maintaining a significant overweight allocation to the Consumer Discretionary sector, as it was a weak-performing sector of the benchmark index.

There were a few areas of strength for the Fund during the period. Stock selection within the Consumer Discretionary sector was strong. Wynn Resorts Ltd. (+45%) and Starwood Hotels & Resorts Worldwide, Inc. (+23%) each garnered significant stock price gains.

Other leading Fund holdings during the period included biotechnology company Biogen Idec Inc. (+27%) and Internet services company Google, Inc. – Cl. A (+28%).

From a sector allocation perspective, the Fund benefitted from having a sizeable stake in the Health Care sector, which was the strongest-performing sector of the benchmark index. The Fund also benefitted from having few investments in the weak-performing Consumer Staples sector.

During the reporting period, the Fund reduced its exposure to the Financials and Industrials sectors while increasing its allocations to the Information Technology, Energy, Consumer Discretionary, and Materials sectors.

GROWTH FUND

The Marsico Growth Fund underperformed the S&P 500 Index and shared several of the Focus Fund’s performance attributes for the six-month fiscal period ended March 31, 2014.

Similar to the Focus Fund, the Growth Fund’s stock selection in the Information Technology sector detracted from performance. Semiconductor company ASML Holding N.V. (-5%) and social networking position LinkedIn Corporation – Cl. A (-24%) each posted negative returns.

Also like the Focus Fund, the Growth Fund’s stock selection in the Financials and Industrials sectors was weak. Citigroup, Inc. (-2%) and American International Group, Inc. (-0.3% prior to being sold) were primary detractors within the Financials sector. Industrials positions Rolls-Royce Holdings PLC (-11%), engine and power generation products provider Cummins, Inc. (-8%), and aerospace company The Boeing Company (-15%) each posted negative returns prior to being sold from the Fund.

Other individual holdings having a material negative effect on Fund performance included athletic apparel retailer lululemon athletica, inc. (-36% prior to being sold) and biotechnology company Celgene Corporation (-9%).

The Growth Fund’s performance was also impaired by having a significant overweight allocation to the Consumer Discretionary sector, which was a weak-performing sector of the benchmark S&P 500 Index.

Although the Fund’s performance was impaired by its sizeable allocation to the Consumer Discretionary sector, the Growth Fund’s stock selection within the sector was generally strong. Like the Focus Fund, the Growth Fund’s holdings in Wynn Resorts Ltd. (+45%) and Starwood Hotels & Resorts Worldwide, Inc. (+23%) each registered meaningful stock price gains.

FOCUS FUND & GROWTH FUND

The Fund’s stock selection and positioning in the Consumer Staples sector aided performance. The Fund benefitted from having few investments in Consumer Staples, as it was a weaker-performing sector of the benchmark index. The Fund further benefitted from stock selection within that sector. Unlike the Focus Fund, which sold its position in Keurig Green Mountain, Inc. during a portion of the reporting period, the Growth Fund maintained a position in Keurig Green Mountain throughout the six-month period. The Growth Fund, therefore, benefitted as Keurig Green Mountain’s stock price soared on the company’s announcement of a partnership with Coca-Cola. Keurig Green Mountain posted a return of +40% for the Fund during the reporting period and positively contributed to performance.

Internet services company Google, Inc. – Cl. A (+27%) and biotechnology company Biogen Idec Inc. (+27%) were additional individual holdings that had a material, positive impact on Fund performance.

From a sector allocation standpoint, during the fiscal period, the Fund increased its exposure to Information Technology, Industrials, Consumer Staples, and Materials while reducing its exposure to Financials, Consumer Discretionary, and Health Care.

Fiscal Period-End Investment Posture

As of March 31, 2014, the Focus Fund’s and the Growth Fund’s largest sector allocations included Consumer Discretionary, Information Technology, Industrials (in the case of the Growth Fund), Health Care, and Materials. The Funds had no exposure at period end to the Utilities and Telecommunication Services sectors.

Sincerely,

THOMAS F. MARSICO
CORALIE T. WITTER, CFA
PORTFOLIO MANAGERS

(1)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Please see the Prospectus for more information.

(2)
Regarding GICS data cited throughout this report, the Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by Marsico Capital Management, LLC (the “Adviser”). Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND OVERVIEW

March 31, 2014 (Unaudited)

The Focus Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.36%	NET ASSETS $867,360,488	NET ASSET VALUE PER SHARE $20.19

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	GOOGLE, INC. - CL. A	7.06%
	BIOGEN IDEC INC.	6.71%
	GILEAD SCIENCES, INC.	6.57%
	VISA, INC. - CL. A	5.65%
	MONSANTO COMPANY	5.59%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 2004. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Dynamics Corporation	112,112	$12,211,239	1.41%

Apparel Retail
The TJX Companies, Inc.	507,603	30,786,122	3.55

Application Software
salesforce.com, inc.*	331,293	18,913,517	2.18

Biotechnology
Biogen Idec Inc.*	190,446	58,251,718	6.71
Celgene Corporation*	159,471	22,262,152	2.57
Gilead Sciences, Inc.*	804,120	56,979,943	6.57
		137,493,813	15.85
Cable & Satellite
Comcast Corporation - Cl. A	547,556	27,388,751	3.16

Casinos & Gaming
Wynn Resorts Ltd.	157,077	34,894,656	4.02

Consumer Finance
American Express Company	308,384	27,763,812	3.20

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	227,000	49,000,220	5.65

Fertilizers & Agricultural Chemicals
Monsanto Company	425,892	48,453,733	5.59

Home Improvement Retail
The Home Depot, Inc.	170,226	13,469,983	1.55

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	433,830	34,532,868	3.98

Internet Retail
priceline.com, Inc.*	30,757	36,658,961	4.23

Internet Software & Services
Facebook, Inc. - Cl. A*	648,104	39,041,785	4.50
Google, Inc. - Cl. A*	54,902	61,188,828	7.06
		100,230,613	11.56
Investment Banking & Brokerage
The Charles Schwab Corporation	316,843	8,659,319	1.00

IT Consulting & Other Services
Cognizant Technology Solutions Corporation - Cl. A*	111,603	5,648,228	0.65

Managed Health Care
UnitedHealth Group, Inc.	353,892	29,015,605	3.35

COMMON STOCKS (continued)
Movies & Entertainment
The Walt Disney Company	391,347	$31,335,154	3.61%

Oil & Gas Equipment & Services
Schlumberger Ltd.	253,079	24,675,203	2.84

Oil & Gas Exploration & Production
Continental Resources, Inc.*	206,146	25,617,763	2.95

Packaged Foods & Meats
Keurig Green Mountain, Inc.	133,685	14,115,799	1.63

Pharmaceuticals
Pacira Pharmaceuticals, Inc.*	128,251	8,976,287	1.03

Railroads
Canadian Pacific Railway Ltd.	235,973	35,497,418	4.09

Restaurants
Starbucks Corporation	233,621	17,143,109	1.98

Semiconductor Equipment
ASML Holding N.V.	232,870	21,740,743	2.51

Specialty Chemicals
The Sherwin-Williams Company	198,451	39,120,646	4.51

TOTAL COMMON STOCKS
(Cost $590,626,776)		833,343,562	96.08

SHORT-TERM INVESTMENTS
State Street Institutional U.S. Government Money Market Fund, 0.000%	35,533,154	35,533,154	4.10

TOTAL SHORT-TERM INVESTMENTS
(Cost $35,533,154)		35,533,154	4.10

TOTAL INVESTMENTS
(Cost $626,159,930)		868,876,716	100.18

Liabilities, Less Cash and Other Assets		(1,516,228)	(0.18)

NET ASSETS		$867,360,488	100.00%

*	Non-income producing.

See notes to financial statements.

GROWTH FUND OVERVIEW

March 31, 2014 (Unaudited)

The Growth Fund invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.37%	NET ASSETS $593,174,047	NET ASSET VALUE PER SHARE $21.85

GROWTH OF $10,000(1)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(2)	TOP FIVE HOLDINGS

	GOOGLE, INC. - CL. A	5.22%
	GILEAD SCIENCES, INC.	5.11%
	BIOGEN IDEC INC.	4.80%
	MONSANTO COMPANY	4.54%
	VISA, INC. - CL. A.	4.47%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	This chart assumes an initial investment of $10,000 made on March 31, 2004. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Dynamics Corporation	163,496	$17,807,984	3.00%
Safran S.A.	86,068	5,962,963	1.01
		23,770,947	4.01
Airlines
American Airlines Group, Inc.*	160,869	5,887,805	0.99
United Continental Holdings, Inc.*	120,574	5,381,218	0.91
		11,269,023	1.90
Apparel Retail
The Gap, Inc.	156,674	6,276,361	1.06
The TJX Companies, Inc.	209,771	12,722,611	2.14
		18,998,972	3.20
Application Software
salesforce.com, inc.*	213,954	12,214,634	2.06

Auto Parts & Equipment
Delphi Automotive PLC	22,869	1,551,890	0.26

Biotechnology
Biogen Idec Inc.*	92,988	28,442,240	4.80
Celgene Corporation*	98,540	13,756,184	2.32
Gilead Sciences, Inc.*	427,886	30,320,002	5.11
		72,518,426	12.23
Broadcasting
CBS Corporation - Cl. B	282,855	17,480,439	2.95

Cable & Satellite
Comcast Corporation - Cl. A	232,540	11,631,651	1.96

Casinos & Gaming
Wynn Resorts Ltd.	75,906	16,862,518	2.84

Data Processing & Outsourced Services
FleetCor Technologies, Inc.*	25,025	2,880,378	0.49
Visa, Inc. - Cl. A	122,871	26,522,934	4.47
		29,403,312	4.96
Diversified Banks
Citigroup, Inc.	122,903	5,850,183	0.99

Drug Retail
CVS Caremark Corporation	125,416	9,388,642	1.58

Fertilizers & Agricultural Chemicals
Monsanto Company	236,606	26,918,665	4.54

Home Improvement Retail
The Home Depot, Inc.	131,016	10,367,296	1.75

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	281,079	22,373,888	3.77

COMMON STOCKS (continued)
Internet Retail
Amazon.com, Inc.*	25,612	$8,618,950	1.45%
priceline.com, Inc.*	21,835	26,024,918	4.39
		34,643,868	5.84
Internet Software & Services
Facebook, Inc. - Cl. A*	376,941	22,706,926	3.83
Google, Inc. - Cl. A*	27,767	30,946,599	5.22
LinkedIn Corporation - Cl. A*	49,603	9,173,579	1.54
		62,827,104	10.59
Investment Banking & Brokerage
The Charles Schwab Corporation	267,504	7,310,884	1.23

Movies & Entertainment
The Walt Disney Company	226,888	18,166,922	3.06

Oil & Gas Equipment & Services
Schlumberger Ltd.	157,159	15,323,002	2.58

Oil & Gas Exploration & Production
Antero Resources Corporation*	103,459	6,476,533	1.09
Continental Resources, Inc.*	54,910	6,823,666	1.15
		13,300,199	2.24
Packaged Foods & Meats
Keurig Green Mountain, Inc.	126,009	13,305,290	2.24

Railroads
Canadian Pacific Railway Ltd.	122,989	18,501,235	3.12
Union Pacific Corporation	115,000	21,580,900	3.64
		40,082,135	6.76
Restaurants
Starbucks Corporation	78,284	5,744,480	0.97

Security & Alarm Services
Tyco International Ltd.	434,351	18,416,482	3.11

Semiconductor Equipment
ASML Holding N.V.	217,853	20,338,756	3.43

Semiconductors
Texas Instruments, Inc.	276,477	13,035,891	2.20

Specialty Chemicals
Ecolab, Inc.	55,204	5,961,480	1.01
The Sherwin-Williams Company	97,932	19,305,335	3.25
		25,266,815	4.26
Trading Companies & Distributors
W.W. Grainger, Inc.	23,984	6,059,797	1.02

TOTAL COMMON STOCKS
(Cost $420,059,358)		584,422,111	98.53

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	5,816,127	$5,816,127	0.98%

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,816,127)		5,816,127	0.98

TOTAL INVESTMENTS
(Cost $425,875,485)		590,238,238	99.51

Cash and Other Assets, Less Liabilities		2,935,809	0.49

NET ASSETS		$593,174,047	100.00%

See notes to financial statements.

21st CENTURY FUND

INVESTMENT REVIEW BY BRANDON GEISLER (UNAUDITED)

The Marsico 21st Century Fund posted a return of +10.47% for the six-month fiscal period ended March 31, 2014. While the Fund posted solid absolute gains, it underperformed the S&P 500 Index, which we consider to be the Fund’s primary benchmark index and which had a total return of +12.51% over the same time period. The Russell 3000 Index, a proxy for the performance of all publicly-traded US equity securities including smaller capitalization companies (which may be a useful comparison in light of the Fund’s ability to invest across the entire market capitalization spectrum), had a total return of +12.28%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2014.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Stock selection in a few sectors and variations from certain benchmark sector weightings detracted from the Fund’s performance for the six-month fiscal period ended March 31, 2014.

Consumer Discretionary was a relatively weak-performing sector of the benchmark S&P 500 Index with a return of +8%, and Fund performance was hampered by having more than 23% of the Fund’s net assets, on average, invested in the sector. The Fund’s holdings within the sector gained +4% and underperformed the benchmark index sector return. Lululemon athletica, inc., an athletic apparel company, for example, faced several challenges during the period, including a change in its CEO. The stock declined -34% prior to being sold from the Fund. SFX Entertainment, Inc., a media conglomerate, slid -43% and was sold from the Fund. Retailing companies generally struggled during the period as extremely harsh winter weather led to fewer shoppers visiting stores. Fund positions LKQ Corporation, an auto parts retailer, and Ulta Salon, Cosmetics & Fragrance, Inc. each declined more than -21%.

Stock selection in the Industrials sector detracted from performance. DigitalGlobe, Inc., a provider of commercial earth imagery services, posted a return of -31%. Information services company Verisk Analytics, Inc. – Cl. A (-4% prior to being sold) also had a negative impact on performance results.

Several of the Fund’s Information Technology holdings struggled, particularly social media company LinkedIn Corporation – Cl. A (-22%) and semiconductor equipment company ASML Holding N.V. (-5%).

The Fund’s holdings in the Materials sector posted a collective return of +9%. While the return was positive, the Fund’s Materials positions did not keep pace with the +14% return of the S&P 500 Index Materials sector.

There were several areas of strength for the Fund during the period. The Fund’s Consumer Staples holdings performed well. Beverage companies Constellation Brands, Inc. – Cl. A (+48%) and Keurig Green Mountain, Inc. (+41%) were among the Fund’s strongest-performing holdings.

Stock selection within the Health Care sector was beneficial to performance. Biotechnology companies Biogen Idec Inc. (+28%) and Incyte Corporation Ltd. (+36% prior to being sold) each registered significant stock price gains.

21st CENTURY FUND

Other individual holdings that performed well included casino operator Wynn Resorts Ltd. (+45%), Internet services company Google, Inc. – Cl. A (+27%) and media company The Walt Disney Company (+25%).

During the reporting period, the Fund increased its investments in the Information Technology and Telecommunication Services sectors and trimmed its exposure to the Consumer Discretionary sector.

Fiscal Period-End Investment Posture

As of March 31, 2014, the Fund’s primary economic sector allocations included Information Technology, Consumer Discretionary, Industrials, and Health Care. The Fund had no investments in the Utilities sector.

Sincerely,

BRANDON A. GEISLER
PORTFOLIO MANAGER

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to March 31, 2004, the performance returns for the 21st Century Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period from April 2004 through January 2005, performance returns for the 21st Century Fund would have been higher but for the reimbursement of fees waived previously. Please see the Prospectus for more information.

21st CENTURY FUND OVERVIEW

March 31, 2014 (Unaudited)

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 60 common stocks.

TOTAL ANNUAL OPERATING EXPENSES* 1.46%	NET ASSETS $326,470,830	NET ASSET VALUE PER SHARE $19.94

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	FACEBOOK, INC. - CL. A	4.94%
	GOOGLE, INC. - CL. A	3.61%
	BIOGEN IDEC INC.	3.50%
	GILEAD SCIENCES, INC.	3.48%
	MONSANTO COMPANY	3.28%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period from April 2004 through January 2005, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on March 31, 2004. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
BE Aerospace, Inc.*	70,147	$6,088,058	1.86%
DigitalGlobe, Inc.*	93,123	2,701,498	0.83
TransDigm, Inc.	33,767	6,253,649	1.92
		15,043,205	4.61
Airlines
Delta Air Lines, Inc.	144,552	5,008,727	1.53
United Continental Holdings, Inc.*	110,234	4,919,743	1.51
		9,928,470	3.04
Application Software
salesforce.com, inc.*	171,229	9,775,463	2.99
Splunk, Inc.*	23,153	1,655,208	0.51
Workday, Inc. - Cl. A*	22,690	2,074,547	0.64
		13,505,218	4.14
Biotechnology
Alexion Pharmaceuticals, Inc.*	24,348	3,704,061	1.13
Biogen Idec Inc.*	37,338	11,420,574	3.50
BioMarin Pharmaceutical, Inc.*	54,150	3,693,572	1.13
Gilead Sciences, Inc.*	160,425	11,367,715	3.48
Isis Pharmaceuticals, Inc.*	36,013	1,556,122	0.48
		31,742,044	9.72
Casinos & Gaming
Wynn Resorts Ltd.	41,890	9,305,863	2.85

Data Processing & Outsourced Services
FleetCor Technologies, Inc.*	46,607	5,364,466	1.64
MasterCard, Inc. - Cl. A	121,057	9,042,958	2.77
		14,407,424	4.41
Distillers & Vintners
Constellation Brands, Inc. - Cl. A*	115,977	9,854,566	3.02

Distributors
LKQ Corporation*	215,417	5,676,238	1.74

Diversified Support Services
Copart, Inc.*	95,912	3,490,238	1.07

Fertilizers & Agricultural Chemicals
Monsanto Company	94,093	10,704,961	3.28

Footwear
Deckers Outdoor Corporation*	29,557	2,356,580	0.72

Health Care Equipment
Novadaq Technologies, Inc.*	81,282	1,810,963	0.56

Health Care Services
Envision Healthcare Holdings, Inc.*	153,095	5,179,204	1.59

Home Improvement Retail
Lumber Liquidators Holdings, Inc.*	25,893	2,428,763	0.75

COMMON STOCKS (continued)
Hotels, Resorts & Cruise Lines
Hilton Worldwide Holdings, Inc.*	268,692	$5,975,710	1.83%

Human Resource & Employment Services
Robert Half International, Inc.	60,965	2,557,482	0.78

Internet Retail
Amazon.com, Inc.*	8,961	3,015,556	0.92
TripAdvisor, Inc.*	66,301	6,006,207	1.84
		9,021,763	2.76
Internet Software & Services
Facebook, Inc. - Cl. A*	267,896	16,138,055	4.94
Google, Inc. - Cl. A*	10,563	11,772,569	3.61
LinkedIn Corporation - Cl. A*	21,352	3,948,839	1.21
Zillow, Inc. - Cl. A*	17,895	1,576,550	0.48
		33,436,013	10.24
Investment Banking & Brokerage
Morgan Stanley	201,607	6,284,090	1.93
The Charles Schwab Corporation	119,813	3,274,489	1.00
		9,558,579	2.93
IT Consulting & Other Services
Cognizant Technology Solutions Corporation - Cl. A*	67,575	3,419,971	1.05

Movies & Entertainment
The Walt Disney Company	127,472	10,206,683	3.12
Twenty-First Century Fox, Inc. - Cl. A	251,891	8,052,955	2.47
		18,259,638	5.59
Oil & Gas Equipment & Services
Schlumberger Ltd.	101,410	9,887,475	3.03

Oil & Gas Exploration & Production
Antero Resources Corporation*	92,784	5,808,278	1.78

Packaged Foods & Meats
Keurig Green Mountain, Inc.	69,686	7,358,145	2.26

Railroads
Genesee & Wyoming, Inc. - Cl. A*	88,450	8,607,954	2.64

Real Estate Services
Realogy Holdings Corporation*	72,179	3,136,178	0.96

Regional Banks
City National Corporation	46,271	3,642,453	1.11
First Republic Bank	100,160	5,407,638	1.66
		9,050,091	2.77
Research & Consulting Services
IHS, Inc. - Cl. A*	55,990	6,802,785	2.08

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO 21st CENTURY FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS (continued)
Restaurants
Domino's Pizza, Inc.	70,839	$5,452,478	1.67%
Dunkin' Brands Group, Inc.	67,749	3,399,645	1.04
Panera Bread Company - Cl. A*	27,595	4,869,689	1.49
		13,721,812	4.20
Semiconductor Equipment
ASML Holding N.V.	55,710	5,201,086	1.59

Semiconductors
ARM Holdings PLC	257,055	4,276,922	1.31

Specialty Chemicals
The Sherwin-Williams Company	52,655	10,379,880	3.18

Specialty Stores
Tractor Supply Company	48,916	3,454,937	1.06
Ulta Salon, Cosmetics & Fragrance, Inc.*	28,163	2,745,329	0.84
		6,200,266	1.90
Trading Companies & Distributors
Fastenal Company	84,288	4,157,084	1.27

Wireless Telecommunication Services
SBA Communications Corporation - Cl. A*	69,749	6,344,369	1.94

TOTAL COMMON STOCKS
(Cost $245,474,597)		318,595,218	97.59

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	8,826,854	8,826,854	2.70

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,826,854)		8,826,854	2.70

TOTAL INVESTMENTS
(Cost $254,301,451)		327,422,072	100.29

Liabilities, Less Cash and Other Assets		(951,242)	(0.29)

NET ASSETS		$326,470,830	100.00%

*	Non-income producing.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY JIM GENDELMAN AND MUNISH MALHOTRA (UNAUDITED)

The Marsico International Opportunities Fund posted a total return of (US$) -0.81% for the six-month fiscal period ended March 31, 2014. The Fund underperformed the MSCI EAFE Index, which we consider to be the Fund’s benchmark index and which had a total return of (US$) +6.41%. Please see the Fund Overview for more detailed information about the Fund’s longer-term performance for various time periods ended March 31, 2014.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Stock selection and an overweight allocation to the Consumer Discretionary sector, the weakest-performing sector of the benchmark MSCI EAFE Index, detracted from Fund performance as compared to its benchmark index. Athletic apparel company lululemon athletica, inc., for example, declined -36% prior to being sold from the Fund. Jin Company Ltd., a Japan-based eyewear products company, posted a return of -40% before it was sold from the Fund.

Stock selection in the Information Technology sector detracted from Fund performance as compared to its benchmark index. Several of the Fund’s Internet services investments posted negative returns. European data center provider Telecity Group PLC (-25% prior to being sold) and Latin American ecommerce company MercadoLibre, Inc. (-29% prior to being sold) each had a material, negative effect on performance. Semiconductor equipment company ASML Holding N.V. (-6%) was another detractor within the sector.

The Fund’s performance was also adversely affected by stock selection in the Consumer Staples and Health Care sectors. French alcoholic beverage company Remy Cointreau S.A. (-26%) and Jeronimo Martins SGPS, S.A., a leading food distributor in Poland and Portugal (-25%), were the primary detractors within the Consumer Staples sector. Both positions were sold during the period. Within the Health Care sector, biotechnology company Gilead Sciences, Inc. slid -6% and was a detractor from performance.

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was negative for the Fund. While the Fund did well as compared to the benchmark index by having less exposure to securities denominated in the Japanese yen, which weakened versus most major world currencies, the Fund’s results were adversely affected by having exposure to the Canadian dollar, which also weakened, and by having an underweight allocation to the British pound, which generally strengthened during the period.

Stock selection in the Industrials sector aided Fund performance. Canadian Pacific Railway Ltd. rose +21% and was a material positive contributor to performance.

INTERNATIONAL OPPORTUNITIES FUND

Certain other individual holdings performed well, including United Kingdom-based financial service company Hargreaves Lansdown PLC which soared +51% during the period. Indian multinational automotive company Tata Motors Ltd. ADR (+34%) and European payments processor Wirecard A.G. (+22%) were other leading Fund holdings.

During the period, the Fund increased its allocations to the Consumer Discretionary and Health Care sectors, while reducing its holdings in the Consumer Staples, Financials, and Materials sectors.

The International Opportunities Fund experienced elevated portfolio turnover during the period, which may occur at times such as when the Fund changes its portfolio composition to harvest gains, take advantage of new opportunities, preserve capital, or limit losses. Portfolio turnover increases transaction-related expenses and could reduce Fund returns.

Fiscal Period-End Investment Posture

As of March 31, 2014, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Health Care, and Industrials. The Fund had no exposure to the Utilities, Telecommunication Services, and Materials sectors at period-end.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were the United Kingdom, the United States, Netherlands, Canada, China/Hong Kong, Switzerland, and Germany. The Fund’s United States holdings primarily comprised multi-national companies. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Sincerely,

JAMES G. GENDELMAN
MUNISH MALHOTRA, CFA
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to September 30, 2004 and from October 2011 through December 2013, the performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the period from October 2004 through December 2005 and from January 2014 through March 2014, performance returns for the International Opportunities Fund would have been higher but for the reimbursement of fees waived previously. Please see the Prospectus for more information.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

March 31, 2014 (Unaudited)

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size throughout the world. It normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States or to emerging markets.

TOTAL ANNUAL OPERATING EXPENSES* 1.74% NET EXPENSES*† 1.60%	NET ASSETS $184,037,290	NET ASSET VALUE PER SHARE $15.08

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	ROCHE HOLDING AG	4.41%
	ASML HOLDING N.V.	4.41%
	LIBERTY GLOBAL PLC - SERIES C	4.12%
	CANADIAN PACIFIC RAILWAY LTD.	4.10%
	COMPAGNIE FINANCIERE RICHEMONT S.A.	3.69%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratios disclosed in this report.

†
Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the International Opportunities Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2015, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if such reimbursement does not cause the Fund to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser waived the fee or reimbursed the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the International Opportunities Fund (for the period prior to September 30, 2004 and from October 2011 through December 2013) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period from October 2004 through December 2005 and from January 2014 through March 2014, performance returns for the International Opportunities Fund would be higher but for the reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on March 31, 2004. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Safran S.A.	76,871	$5,325,776	2.89%
Zodiac Aerospace	127,149	4,493,028	2.44
		9,818,804	5.33
Apparel, Accessories & Luxury Goods
Adidas A.G.	51,016	5,519,961	3.00
Compagnie Financiere Richemont S.A.	71,181	6,795,630	3.69
Luxottica Group S.p.A.	53,078	3,069,699	1.67
		15,385,290	8.36
Asset Management & Custody Banks
Azimut Holding S.p.A.	38,799	1,384,392	0.75
Hargreaves Lansdown PLC	110,949	2,696,843	1.47
		4,081,235	2.22
Automobile Manufacturers
Bayerische Motoren Werke AG	31,665	3,996,764	2.17
Tata Motors Ltd. ADR	99,967	3,539,832	1.92
		7,536,596	4.09
Biotechnology
Gilead Sciences, Inc.*	89,463	6,339,348	3.44

Cable & Satellite
Liberty Global PLC - Series C*	186,278	7,583,377	4.12
Naspers Ltd. - Cl. N	43,028	4,746,404	2.58
		12,329,781	6.70
Casinos & Gaming
Sands China Ltd.	724,400	5,402,764	2.94

Data Processing & Outsourced Services
MasterCard, Inc. - Cl. A	75,208	5,618,037	3.06
Wirecard A.G.	82,167	3,409,504	1.85
		9,027,541	4.91
Electrical Components & Equipment
Sensata Technologies Holding N.V.*	98,951	4,219,271	2.29

Electronic Equipment & Instruments
Keyence Corporation	6,600	2,722,104	1.48

General Merchandise Stores
Dollarama, Inc.	52,109	3,969,805	2.16

Health Care Equipment
Covidien PLC	25,701	1,893,136	1.03
Novadaq Technologies, Inc.*	135,611	3,021,413	1.64
		4,914,549	2.67
Hypermarkets & Super Centers
Puregold Price Club, Inc.	953,700	935,730	0.51

COMMON STOCKS (continued)
Internet Retail
ASOS PLC*	13,234	$1,143,970	0.62%
priceline.com, Inc.*	5,473	6,523,214	3.54
Qunar Cayman Islands Ltd. ADR*	22,074	675,244	0.37
Rakuten, Inc.	339,600	4,530,632	2.46
Start Today Company Ltd.	160,700	4,115,003	2.24
		16,988,063	9.23
Internet Software & Services
Baidu, Inc. Spon. ADR*	24,512	3,735,139	2.03
Yahoo!, Inc.*	63,564	2,281,948	1.24
Yandex N.V. - Cl. A*	82,439	2,488,833	1.35
		8,505,920	4.62
Leisure Facilities
Merlin Entertainments PLC*	295,255	1,855,724	1.01

Life & Health Insurance
AIA Group Ltd.	760,000	3,605,750	1.96
St. James's Place PLC	197,124	2,711,241	1.47
		6,316,991	3.43
Movies & Entertainment
Imax Corporation*	73,268	2,002,414	1.09

Oil & Gas Equipment & Services
Anton Oilfield Services Group	2,716,000	1,726,279	0.94
Schlumberger Ltd.	60,760	5,924,100	3.22
		7,650,379	4.16
Pharmaceuticals
Novo Nordisk A/S - Cl. B	81,157	3,695,932	2.01
Roche Holding AG	27,109	8,126,107	4.41
		11,822,039	6.42
Publishing
Rightmove PLC	47,514	2,089,638	1.14

Railroads
Canadian Pacific Railway Ltd.	50,412	7,553,820	4.10

Restaurants
Alsea S.A.B. de C.V.	1,010,623	3,665,352	1.99
Domino's Pizza Group PLC	537,979	4,946,358	2.69
		8,611,710	4.68
Semiconductor Equipment
ASML Holding N.V.	87,653	8,118,366	4.41

Semiconductors
ARM Holdings PLC	341,801	5,686,939	3.09

TOTAL COMMON STOCKS
(Cost $158,663,471)		173,884,821	94.48

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	14,132,112	$14,132,112	7.68%

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,132,112)		14,132,112	7.68

TOTAL INVESTMENTS
(Cost $172,795,583)		188,016,933	102.16

Liabilities, Less Cash and Other Assets		(3,979,643)	(2.16)

NET ASSETS		$184,037,290	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Canada	$16,547,452	8.80%
China/Hong Kong	15,145,176	8.06
Denmark	3,695,932	1.97
France	9,818,804	5.22
Germany	12,926,229	6.87
India	3,539,832	1.88
Ireland	1,893,136	1.01
Italy	4,454,091	2.37
Japan	11,367,739	6.05
Mexico	3,665,352	1.95
Netherlands	18,261,737	9.71
Philippines	935,730	0.50
Russia	2,488,833	1.32
South Africa	4,746,404	2.52
Switzerland	14,921,737	7.94
United Kingdom	28,714,090	15.27
United States(1)	34,894,659	18.56
	$188,016,933	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FLEXIBLE CAPITAL FUND

INVESTMENT REVIEW BY MUNISH MALHOTRA AND JORDON LAYCOB (UNAUDITED)

The Marsico Flexible Capital Fund posted a total return of +8.92% for the six-month fiscal period ended March 31, 2014. While the Fund produced a significant absolute return, it underperformed the S&P 500 Index, which we consider to be the Fund’s benchmark index and which had a total return of +12.51%. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2014.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

Throughout the period, the Fund’s exposure to the Consumer Discretionary sector was more than twice that of its benchmark, the S&P 500 Index. This positioning detracted from relative performance, as Consumer Discretionary was a weak-performing sector of the benchmark index. Lululemon athletica, inc. (-36%), an athletic apparel company, faced several challenges during the period, including quality control and a change in its CEO. Media conglomerate SFX Entertainment, Inc. slid -40%. Retailing companies generally struggled during the period as extremely harsh winter weather led to fewer shoppers visiting stores. Japanese eyewear retailer Jin Company Ltd. declined -39%. Lululemon athletica, SFX Entertainment and Jin were each sold from the Fund prior to period-end.

Stock selection in the Industrials sector was weak. The Fund’s Industrials positions posted a combined return of +1.0% during the period and significantly lagged the +14% return of the benchmark index’s Industrials sector. Aerospace holding Lockheed Martin Corporation (-1% prior to being sold) and professional services company IHS, Inc. – Cl. A (-0.2% prior to being sold) were the Fund’s primary detractors within the sector.

The Fund’s Financials and Materials holdings also failed to keep pace with the returns of the pertinent benchmark index sectors. Diversified financials company UBS A.G. slid -17% prior to being sold and was a material detractor from Fund performance. Within the Materials sector, The Sherwin-Williams Company gained +8%, but underperformed the +14% return of the S&P 500 Index Materials sector and, therefore, detracted from performance relative to the Fund’s benchmark index.

Other holdings that detracted from Fund performance included biotechnology company Celgene Corporation (-8%), French alcoholic beverage company Remy Cointreau S.A. (-28% prior to being sold), and semiconductor equipment company ASML Holding N.V. (-5%).

Holdings within the Consumer Staples sector contributed some top performers for the period. Beverage companies Constellation Brands, Inc. - Cl. A (+48%) and Keurig Green Mountain, Inc. (+40%) contributed positively to Fund performance.

An underweight allocation to the weaker-performing Energy sector also aided results in comparison to benchmark performance.

FLEXIBLE CAPITAL FUND

Certain individual Fund holdings had a material, positive effect on performance, including casino operator Wynn Resorts Ltd. (+45%), biotechnology company Biogen Idec Inc. (+27%), Internet services company Google, Inc. – Cl. A (+27%), and retailer AutoZone, Inc. (+27%).

During the period, the Fund reduced its allocations to the Financials, Industrials, and Consumer Staples sectors. The Fund’s allocations to Consumer Discretionary, Health Care, and Information Technology sectors increased. The Fund also held several investments in fixed-income securities that did not substantially affect performance during the period and that we believe offer equity-like return potential.

The Flexible Capital Fund experienced slightly elevated portfolio turnover during the period, which may occur at times such as when the Fund changes its portfolio composition to harvest gains, take advantage of new opportunities, preserve capital, or limit losses. Portfolio turnover increases transaction-related expenses and could reduce Fund returns.

Fiscal Period-End Investment Posture

As of period-end, the Fund’s primary economic sector allocations included Consumer Discretionary, Information Technology, Health Care, and Materials. At period-end, the Fund had no exposure to the Energy and Utilities sectors.

Sincerely,

MUNISH MALHOTRA, CFA
JORDON S. LAYCOB
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to February 1, 2011, the performance returns for the Flexible Capital Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. Please see the Prospectus for more information.

FLEXIBLE CAPITAL FUND OVERVIEW

March 31, 2014 (Unaudited)

The Flexible Capital Fund invests primarily in equity securities and other investments that are selected primarily for their long-term growth potential. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments.

TOTAL ANNUAL OPERATING EXPENSES* 1.47%	NET ASSETS $920,583,012	NET ASSET VALUE PER SHARE $17.86

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	BIOGEN IDEC INC.	4.83%
	CONSTELLATION BRANDS, INC. - CL. A	4.18%
	AUTOZONE, INC.	4.06%
	GILEAD SCIENCES, INC.	4.02%
	THE SHERWIN-WILLIAMS COMPANY	3.98%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratio disclosed in this report.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)	The performance returns for the Flexible Capital Fund (for the period prior to February 1, 2011) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced.

(2)	This chart assumes an initial investment of $10,000 made on December 29, 2006 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Airlines
American Airlines Group, Inc.*	390,942	$14,308,477	1.56%

Automotive Retail
AutoZone, Inc.*	69,583	37,373,029	4.06

Biotechnology
Biogen Idec Inc.*	145,317	44,448,111	4.83
Celgene Corporation*	243,859	34,042,716	3.70
Gilead Sciences, Inc.*	522,622	37,032,995	4.02
		115,523,822	12.55
Broadcasting
CBS Corporation - Cl. B	292,244	18,060,679	1.96

Cable & Satellite
Liberty Global PLC - Series C*	844,572	34,382,526	3.73
Sirius XM Holdings, Inc.*	2,632,596	8,424,307	0.92
		42,806,833	4.65
Casinos & Gaming
Pinnacle Entertainment, Inc.*	783,697	18,573,619	2.02
Wynn Resorts Ltd.	128,755	28,602,923	3.11
		47,176,542	5.13
Construction & Engineering
Louis XIII Holdings Ltd.*	4,082,000	4,446,967	0.48

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	115,748	24,985,363	2.72

Distillers & Vintners
Constellation Brands, Inc. - Cl. A*	453,139	38,503,221	4.18

Fertilizers & Agricultural Chemicals
Monsanto Company	319,850	36,389,335	3.95

General Merchandise Stores
Dollar General Corporation*	296,790	16,465,909	1.79

Health Care Equipment
Novadaq Technologies, Inc.*	413,380	9,210,107	1.00

Home Improvement Retail
Lowe's Companies, Inc.	724,997	35,452,353	3.85

Hotels, Resorts & Cruise Lines
Hilton Worldwide Holdings, Inc.*	1,268,778	28,217,623	3.07

Internet Retail
Amazon.com, Inc.*	25,696	8,647,218	0.94

COMMON STOCKS (continued)
Internet Software & Services
Facebook, Inc. - Cl. A*	558,149	$33,622,896	3.65%
Google, Inc. - Cl. A*	31,560	35,173,935	3.82
Yahoo!, Inc.*	240,733	8,642,315	0.94
		77,439,146	8.41
Investment Banking & Brokerage
The Charles Schwab Corporation	166,161	4,541,180	0.49

Leisure Facilities
ClubCorp Holdings, Inc.	406,209	7,677,350	0.83

Mortgage REITs
Starwood Property Trust, Inc.	503,619	11,880,372	1.29

Movies & Entertainment
The Walt Disney Company	360,981	28,903,749	3.14
Twenty-First Century Fox, Inc. - Cl. A	806,070	25,770,058	2.80
		54,673,807	5.94
Packaged Foods & Meats
Keurig Green Mountain, Inc.	246,134	25,989,289	2.82

Pharmaceuticals
Pacira Pharmaceuticals, Inc.*	202,221	14,153,448	1.54

Railroads
Union Pacific Corporation	100,468	18,853,825	2.05

Regional Banks
First Republic Bank	184,609	9,967,040	1.08

Restaurants
Alsea S.A.B. de C.V.	1,703,067	6,176,724	0.67
Domino's Pizza Group PLC	2,051,195	18,859,370	2.05
Panera Bread Company - Cl. A*	102,963	18,169,881	1.97
		43,205,975	4.69
Semiconductor Equipment
ASML Holding N.V.	298,044	27,825,388	3.02

Semiconductors
Texas Instruments, Inc.	612,889	28,897,716	3.14

Specialty Chemicals
The Sherwin-Williams Company	185,702	36,607,435	3.98

TOTAL COMMON STOCKS
(Cost $685,269,261)		839,279,449	91.17

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

MARSICO FLEXIBLE CAPITAL FUND
SCHEDULE OF INVESTMENTS (continued)
March 31, 2014 (Unaudited)

	Par Value/ Number of Shares	Value	Percent of Net Assets
CORPORATE BONDS
Aerospace & Defense
TransDigm, Inc., 7.750%, 12/15/18	$4,256,000	$4,564,560	0.49%

Cable & Satellite
Dish DBS Corp., 6.625%, 10/1/14	4,099,000	4,201,475	0.46

Casinos & Gaming
Pinnacle Entertainment, Inc., 7.500%, 4/15/21	4,052,000	4,386,290	0.48

Research & Consulting Services
Nielsen Finance Co., 7.750%, 10/15/18	5,185,000	5,541,469	0.60

TOTAL CORPORATE BONDS
(Cost $18,362,963)		18,693,794	2.03

INTERNATIONAL BONDS
Alternative Carriers
Ziggo Bond Co. 144A, 8.000%, 5/15/18	€6,086,000	8,908,399	0.97

TOTAL INTERNATIONAL BONDS
(Cost $7,949,645)		8,908,399	0.97

PREFERRED STOCKS
Regional Banks
First Niagara Financial Group, Inc., Series B, 8.625%	212,799	6,045,619	0.65

TOTAL PREFERRED STOCKS
(Cost $5,319,975)		6,045,619	0.65

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	36,879,654	36,879,654	4.01

TOTAL SHORT-TERM INVESTMENTS
(Cost $36,879,654)		36,879,654	4.01

TOTAL INVESTMENTS
(Cost $753,781,498)		909,806,915	98.83

Cash and Other Assets, Less Liabilities		10,776,097	1.17

NET ASSETS		$920,583,012	100.00%

*	Non-income producing.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY TOM MARSICO AND JIM GENDELMAN (UNAUDITED)

The Marsico Global Fund posted a total return of (US$) +9.39% for the six-month fiscal period ended March 31, 2014. The Fund outperformed the MSCI All Country World Index (“MSCI ACWI Index”), which we consider to be the Fund’s benchmark index and which had a total return of (US$) +8.48%. The MSCI ACWI Index measures equity market performance in the global developed and emerging markets. Please see the Fund Overview for more detailed information about the Fund’s performance for various time periods ended March 31, 2014.

The performance data for the Fund quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

This review highlights Fund performance over a six-month fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our views on all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and that investments may not perform as anticipated. Please see the Prospectus for more information.

The Global Fund’s outperformance versus the MSCI ACWI Index was partially attributable to stock selection in the Consumer Discretionary sector. Restaurant operators Potbelly Corporation (+122% prior to being sold) and Alsea S.A.B. de C.V. (+23%) were material, positive performance contributors. Retailer Burlington Stores, Inc. (+66% prior to being sold) and media company Comcast Corporation – Cl. A (+21% prior to being sold) were other leading holdings within the sector. The Fund purchased Potbelly and Burlington Stores during the companies’ respective initial public offerings. A portion of this positive stock selection effect was offset by weak performance from luxury goods companies Hermes International (-7%) and Brunello Cucinelli SpA (-13% prior to being sold). Athletic apparel company lululemon athletica, inc. (-16% prior to being sold) and auto parts retailer LKQ Corporation (-22% prior to being sold) were additional detractors from performance.

Stock selection in the Industrials sector aided performance, as aerospace holding Lockheed Martin Corporation (+22%) and water and thermal equipment manufacturer Pentair Ltd. (+18%) posted double-digit gains prior to being sold from the Fund.

Stock selection and an underweight allocation to the Energy sector further benefitted performance relative to the Fund’s benchmark. Continental Resources, Inc., a leading driller and producer in the Bakken shale region, posted a stock price gain of +16%. Energy was a weaker-performing sector of the benchmark index and the Fund benefitted from having few investments in the sector.

Other strong-performing individual holdings for the Fund included biotechnology company Biogen Idec Inc. (+27%), Internet services company Google, Inc. – Cl. A (+27%), and online security provider FireEye, Inc. (+59% prior to being sold).

From a sector allocation perspective, the Fund was aided by having an overweight allocation to the strongest-performing sector of the benchmark index, Health Care, while maintaining an underweight allocation to the weak-performing Consumer Staples sector.

GLOBAL FUND

Although active currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves was positive for the Fund, in part because a smaller proportion of its securities compared to the benchmark were denominated in currencies that weakened substantially against the US dollar and other major world currencies. During the period, the Fund’s performance was helped by having no exposure to companies whose securities are denominated in the Japanese yen, which weakened relative to the US dollar.

Stock selection in the Information Technology sector was a primary detractor from Fund performance. Latin American ecommerce holding MercadoLibre, Inc. (-21% prior to being sold), cloud software provider salesforce.com, inc. (-8%), and semiconductor equipment company ASML Holding N.V. (-5%) posted negative returns during the period.

Consumer Discretionary was a weak-performing area of the benchmark index and the Fund’s performance was hampered by having an overweight allocation to the sector.

Several of the Fund’s Financials holdings struggled. Hong Kong-headquartered insurance company AIA Group Ltd. (-3% prior to being sold) and diversified financials company Citigroup, Inc. (+0.6% prior to being sold) failed to keep pace with the overall benchmark index return.

During the period, the Fund increased its allocations to the Information Technology and Energy sectors. The Fund reduced its allocations to the Financials, Health Care, Consumer Staples, and Telecommunication Services sectors.

The Global Fund experienced elevated portfolio turnover during the period, which may occur at times such as when the Fund changes its portfolio composition to harvest gains, take advantage of new opportunities, preserve capital, or limit losses. Portfolio turnover increases transaction-related expenses and could reduce Fund returns.

Fiscal Period-End Investment Posture

As of March 31, 2014, the Fund’s primary economic sector allocations were Consumer Discretionary, Industrials, Information Technology, and Health Care. The Fund had no investments in the Financials, Telecommunication Services, or Utilities sectors. The Fund’s most significant country allocations were the US, France, Canada, and the Netherlands.

Sincerely,

THOMAS F. MARSICO
JAMES G. GENDELMAN
PORTFOLIO MANAGERS

(1)
Total returns are based on net change in net asset value assuming reinvestment of distributions. For the period prior to January 1, 2009, from April 2009 through May 2009, and from January 2012 through March 2014, the performance returns for the Global Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. For the one-month period of June 2009, performance returns for the Global Fund would have been higher but for the reimbursement of fees waived previously. Please see the Prospectus for more information.

GLOBAL FUND OVERVIEW

March 31, 2014 (Unaudited)

The Global Fund invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in the securities of companies of any size that are economically tied to any countries or markets throughout the world, including the securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall. The Fund may hold an unlimited number of common stocks.

TOTAL ANNUAL OPERATING EXPENSES* NET EXPENSES*†	1.86% 1.60%	NET ASSETS $76,510,291	NET ASSET VALUE PER SHARE $13.96

GROWTH OF $10,000(1)(2)	PERFORMANCE COMPARISON

SECTOR ALLOCATION(3)	TOP FIVE HOLDINGS

	CANADIAN PACIFIC RAILWAY LTD.	4.88%
	WYNN MACAU LTD.	4.82%
	GOOGLE, INC. - CL. A	4.08%
	PRICELINE.COM, INC.	4.02%
	MONSANTO COMPANY	3.57%

*
The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2014 and may differ from the expense ratios disclosed in this report.

†
Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of the Global Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until January 31, 2015. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2015, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund fees previously waived or expenses previously reimbursed by the Adviser with respect to the Fund pursuant to this agreement (or a previous expense limitation agreement) if such reimbursement does not cause the Fund to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser waived the fee or reimbursed the expense.

The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(1)
The performance returns for the Global Fund (for the period prior to January 1, 2009, from April 2009 through May 2009 and from January 2012 through March 2014) reflect a fee waiver in effect; in absence of such a waiver, the returns would be reduced. For the one-month period June 2009, performance returns for the Global Fund would have been higher but for reimbursement of fees waived previously.

(2)	This chart assumes an initial investment of $10,000 made on June 29, 2007 (inception). Total returns are based on change in NAV, assuming reinvestment of distributions.

(3)
Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

SCHEDULE OF INVESTMENTS

MARSICO GLOBAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2014 (Unaudited)

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
General Dynamics Corporation	17,883	$1,947,816	2.55%
Safran S.A.	36,903	2,556,714	3.34
Zodiac Aerospace	69,455	2,454,311	3.21
		6,958,841	9.10
Apparel Retail
The TJX Companies, Inc.	44,675	2,709,539	3.54

Apparel, Accessories & Luxury Goods
Hermes International	4,660	1,551,035	2.03
Luxottica Group SpA Spon. ADR	32,183	1,855,672	2.42
		3,406,707	4.45
Application Software
salesforce.com, inc.*	43,010	2,455,441	3.21

Automobile Manufacturers
Bayerische Motoren Werke AG	12,237	1,544,557	2.02
Tata Motors Ltd. ADR	46,785	1,656,657	2.16
		3,201,214	4.18
Biotechnology
Biogen Idec Inc.*	8,813	2,695,632	3.52
Gilead Sciences, Inc.*	34,938	2,475,707	3.24
		5,171,339	6.76
Cable & Satellite
British Sky Broadcasting Group PLC	125,198	1,905,649	2.49

Casinos & Gaming
Wynn Macau Ltd.	891,600	3,684,108	4.82

Data Processing & Outsourced Services
Visa, Inc. - Cl. A	10,604	2,288,979	2.99

Electrical Components & Equipment
Schneider Electric S.A.	12,804	1,135,097	1.48

Fertilizers & Agricultural Chemicals
Monsanto Company	23,980	2,728,205	3.57

Health Care Equipment
Novadaq Technologies, Inc.*	52,762	1,175,537	1.54

Hotels, Resorts & Cruise Lines
Starwood Hotels & Resorts Worldwide, Inc.	26,538	2,112,425	2.76

Hypermarkets & Super Centers
PriceSmart, Inc.	21,161	2,135,780	2.79

Internet Retail
priceline.com, Inc.*	2,582	3,077,460	4.02

COMMON STOCKS (continued)
Internet Software & Services
Facebook, Inc. - Cl. A*	37,980	$2,287,915	2.99%
Google, Inc. - Cl. A*	2,804	3,125,086	4.08
		5,413,001	7.07
Movies & Entertainment
The Walt Disney Company	21,955	1,757,937	2.30

Oil & Gas Equipment & Services
Schlumberger Ltd.	23,211	2,263,072	2.96

Oil & Gas Exploration & Production
Continental Resources, Inc.*	18,731	2,327,701	3.04

Packaged Foods & Meats
Keurig Green Mountain, Inc.	6,073	641,248	0.84

Pharmaceuticals
Pacira Pharmaceuticals, Inc.*	14,673	1,026,963	1.34
Roche Holding AG	8,591	2,575,211	3.37
		3,602,174	4.71
Railroads
Canadian Pacific Railway Ltd.	24,905	3,731,808	4.88

Restaurants
Alsea S.A.B. de C.V.	694,900	2,520,280	3.29
Domino's Pizza Group PLC	259,303	2,384,118	3.12
		4,904,398	6.41
Security & Alarm Services
Tyco International Ltd.	44,971	1,906,770	2.49

Semiconductor Equipment
ASML Holding N.V.	22,762	2,125,060	2.78

Specialty Chemicals
The Sherwin-Williams Company	11,151	2,198,197	2.87

TOTAL COMMON STOCKS
(Cost $65,085,053)		75,017,687	98.05

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund, 0.000%	1,062,641	1,062,641	1.39

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,062,641)		1,062,641	1.39

TOTAL INVESTMENTS
(Cost $66,147,694)		76,080,328	99.44

Cash and Other Assets, Less Liabilities		429,963	0.56

NET ASSETS		$76,510,291	100.00%

*	Non-income producing.

See notes to financial statements.

SCHEDULE OF INVESTMENTS

SUMMARY OF INVESTMENTS BY COUNTRY
Country	Market Value	Percent of Investment Securities
Canada	$4,907,345	6.45%
China/Hong Kong	3,684,108	4.84
France	7,697,157	10.12
Germany	1,544,557	2.03
India	1,656,657	2.18
Italy	1,855,672	2.44
Mexico	2,520,280	3.31
Netherlands	4,388,132	5.77
Switzerland	2,575,211	3.38
United Kingdom	4,289,767	5.64
United States(1)	40,961,442	53.84
	$76,080,328	100.00%

(1)	Includes short-term securities.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2014 (Unaudited)

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $626,160, $425,875, $254,301, $172,796, $753,781, and $66,148, respectively)	$868,877	$590,238
Foreign currency (cost $0, $0, $0, $8, $0, and $0, respectively)	—	—
Receivable for investments sold	7,879	8,044
Receivable for capital stock sold	106	137
Interest and dividends receivable	356	347
Prepaid expenses and other assets	1,282	873
Total Assets	878,500	599,639

LIABILITIES
Payable for investments purchased	5,641	1,545
Payable for capital stock redeemed	759	1,953
Payable to investment adviser	648	443
Accrued trustees' fees	1,278	863
Accrued distribution fees	2,546	1,464
Accrued professional fees	42	31
Accrued transfer agent fees and expenses	127	91
Accrued printing expenses	70	47
Accrued expenses and other liabilities	29	28
Total Liabilities	11,140	6,465

NET ASSETS	$867,360	$593,174

NET ASSETS CONSIST OF
Paid-in-capital	$548,662	$402,572
Undistributed net investment income (accumulated net investment loss)	(3,235)	(3,371)
Accumulated net realized gain (loss) on investments and foreign currency transactions	78,801	29,337
Net unrealized appreciation on investments and foreign currency translations	243,132	164,636
NET ASSETS	$867,360	$593,174

SHARES OUTSTANDING, $0.001 par value
(Unlimited shares authorized)	42,956	27,145

NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$20.19	$21.85

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND	MARSICO GLOBAL FUND

$327,422	$188,017	$909,807	$76,080
—	8	—	—
2,842	349	13,813	590
26	72	886	37
80	373	1,727	145
727	349	1,204	463
331,097	189,168	927,437	77,315

2,402	4,085	3,377	—
444	233	958	123
244	167	676	82
715	327	1,157	438
700	263	485	133
18	5	29	3
55	35	117	9
23	7	52	5
25	9	3	12
4,626	5,131	6,854	805

$326,471	$184,037	$920,583	$76,510

$724,818	$279,744	$742,346	$57,417
(3,699)	(882)	1,569	(450)
(468,011)	(110,105)	20,164	9,401
73,363	15,280	156,504	10,142
$326,471	$184,037	$920,583	$76,510

16,373	12,208	51,552	5,482

$19.94	$15.08	$17.86	$13.96

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED March 31, 2014 (Unaudited)

(Amounts in thousands)	MARSICO FOCUS FUND		MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $21, $18, $0, $54, $131, and $20, respectively, of non-reclaimable foreign withholding taxes)	$4,864		$2,918
Interest	—		—
Total Investment Income	4,864		2,918

EXPENSES
Investment advisory fees	3,760		2,510
Distribution fees	1,106		738
Transfer agent fees and expenses	485		364
Trustees' fees and expenses	149	(1)	93	(1)
Professional fees	109		73
Fund administration fees	96		84
Custody and fund accounting fees	86		84
Printing and postage expenses	73		49
Miscellaneous	46		34
Federal and state registration fees	15		14
Total Expenses	5,925		4,043
Recovery of previously waived expenses	—		—
Less waiver of expenses and expenses paid indirectly	—		—
Net Expenses	5,925		4,043

NET INVESTMENT INCOME (LOSS)	(1,061)		(1,125)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	83,525		36,229
Net realized gain on foreign currency transactions	2,089		446
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,262		12,728

Net Gain (Loss) on Investments	86,876		49,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$85,815		$48,278

(1)
Amounts include trustees’ fees and expenses and the mark to market unrealized appreciation (depreciation) during the period for shares held in the Trustees’ Deferred Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation (Depreciation)*
Focus Fund	$69,389	$80,098
Growth Fund	46,332	46,467
21st Century Fund	27,388	53,899
International Opportunities Fund	9,767	(9,326)
Flexible Capital Fund	65,882	74,188
Global Fund	5,094	47,593

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

$941	$607	$7,534		$371
—	—	706		—
941	607	8,240		371

1,390	632	3,741		291
409	186	1,100		86
229	104	604		45
81 (1)	— (1)	140	(1)	53 (1)
43	15	103		8
71	60	96		39
58	96	104		37
29	11	69		5
15	9	34		4
8	8	29		7
2,333	1,121	6,020		575
—	69	—		—
—	—	—		(26)
2,333	1,190	6,020		549

(1,392)	(583)	2,220		(178)

42,814	1,433	32,909		9,434
131	1,059	944		482
(9,483)	(5,300)	35,707		(4,037)

33,462	(2,808)	69,560		5,879

$32,070	$(3,391)	$71,780		$5,701

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13	Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13

OPERATIONS:
Net investment income (loss)	$(1,061)	$(888)	$(1,125)	$70
Net realized gain on investments	83,525	178,279	36,229	151,295
Net realized gain (loss) on foreign currency transactions	2,089	608	446	298
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,262	(12,255)	12,728	(36,212)

Net increase (decrease) in net assets resulting from operations	85,815	165,744	48,278	115,451

DISTRIBUTIONS:
Net investment income	—	(1,177)	(1,356)	(1,219)
Net realized gains	(133,035)	(101,796)	(117,682)	(34,354)

Total distributions	(133,035)	(102,973)	(119,038)	(35,573)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares	29,003	95,434	63,197	55,964
Proceeds from reinvestment of distributions	120,542	100,815	112,618	34,546
Redemption fees	2	11	2	9
Redemption of shares	(89,675)	(370,333)	(76,649)	(283,024)

Net increase (decrease) from capital share transactions	59,872	(174,073)	99,168	(192,505)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,652	(111,302)	28,408	(112,627)

NET ASSETS:
Beginning of Period	854,708	966,010	564,766	677,393

End of Period	$867,360	$854,708	$593,174	$564,766

Undistributed net investment income (Accumulated net investment loss)	$(3,235)	$(2,174)	$(3,371)	$(890)

TRANSACTIONS IN SHARES:
Shares sold	1,367	4,907	2,728	2,486
Shares issued in reinvestment of distributions	5,988	5,817	5,173	1,705
Shares redeemed	(4,216)	(19,169)	(3,323)	(12,469)

NET INCREASE (DECREASE)	3,139	(8,445)	4,578	(8,278)

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO 21st CENTURY FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO FLEXIBLE CAPITAL FUND		MARSICO GLOBAL FUND

Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13	Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13	Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13	Six-Month Period Ended 3/31/14 (Unaudited)	Year Ended 9/30/13

$(1,392)	$(1,019)	$(583)	$736	$2,220	$1,056	$(178)	$(32)
42,814	76,783	1,433	26,474	32,909	107,689	9,434	14,236
131	6	1,059	(1,652)	944	(969)	482	96
(9,483)	(5,269)	(5,300)	(1,499)	35,707	28,858	(4,037)	(767)

32,070	70,501	(3,391)	24,059	71,780	136,634	5,701	13,533

—	—	(742)	—	—	(3,473)	—	—
—	—	—	—	(89,103)	(29,533)	(9,278)	—

—	—	(742)	—	(89,103)	(33,006)	(9,278)	—

8,856	9,472	81,936	8,254	180,780	368,214	18,188	6,067
—	—	694	—	74,212	29,608	7,242	—
1	2	3	1	30	52	2	—
(26,671)	(122,305)	(13,985)	(47,013)	(122,851)	(286,060)	(6,728)	(12,412)

(17,814)	(112,831)	68,648	(38,758)	132,171	111,814	18,704	(6,345)

14,256	(42,330)	64,515	(14,699)	114,848	215,442	15,127	7,188

312,215	354,545	119,522	134,221	805,735	590,293	61,383	54,195

$326,471	$312,215	$184,037	$119,522	$920,583	$805,735	$76,510	$61,383

$(3,699)	$(2,307)	$(882)	$443	$1,569	$(651)	$(450)	$(272)

447	607	5,261	598	9,855	22,747	1,272	461
—	—	45	—	4,188	1,998	518	—
(1,369)	(8,209)	(912)	(3,520)	(6,728)	(17,885)	(473)	(1,006)

(922)	(7,602)	4,394	(2,922)	7,315	6,860	1,317	(545)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
	MARSICO FOCUS FUND
For a Fund Share Outstanding Throughout the Period	Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

Net Asset Value, Beginning of Period	$21.47		$20.02	$15.97	$15.79	$14.38	$15.43

Income from Investment Operations:
Net investment income (loss)	(0.02)		(0.03)	0.02	(0.02)	(0.01)	0.04
Net realized and unrealized gains (losses) on investments	2.19		3.84	4.03	0.20	1.45	(0.99)

Total from investment operations	2.17		3.81	4.05	0.18	1.44	(0.95)

Distributions & Other:
Net investment income	—		(0.03)	—	—	(0.03)	(0.09)
Tax return of capital	—		—	—	—	—	—
Net realized gains	(3.45)		(2.33)	—	—	—	(0.01)
Redemption fees [See Note 2(h)]	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(3.45)		(2.36)	—	—	(0.03)	(0.10)

Net Asset Value, End of Period	$20.19		$21.47	$20.02	$15.97	$15.79	$14.38

Total Return	10.16	%(2)	21.86%	25.36%	1.14%	10.02%	(5.98)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$867,360		$854,708	$966,010	$936,382	$1,451,877	$2,001,041

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.34	%(3)	1.35%	1.34%	1.33%	1.33%	1.31%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.24	)%(3)	(0.10)%	0.09%	(0.04)%	(0.06)%	0.27%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.34	%(3)	1.35%	1.34%	1.33%	1.33%	1.31%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.24	)%(3)	(0.10)%	0.09%	(0.04)%	(0.06)%	0.27%

Portfolio turnover rate	39	%(2)	92%	66%	82%	85%	90%

(1)	Less than $0.01.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND							MARSICO 21st CENTURY FUND
Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

$25.03		$21.96	$17.43	$17.04	$15.32	$16.73	$18.05		$14.24	$11.36	$12.38	$11.56	$12.86

(0.02)		— (1)	0.03	— (1)	0.01	0.07	(0.09)		(0.09)	(0.06)	(0.06)	(0.08)	— (1)
2.17		4.30	4.51	0.40	1.78	(1.38)	1.98		3.90	2.94	(0.96)	0.90	(1.27)

2.15		4.30	4.54	0.40	1.79	(1.31)	1.89		3.81	2.88	(1.02)	0.82	(1.27)

(0.06)		(0.04)	(0.01)	(0.01)	(0.07)	(0.09)	—		—	—	—	—	(0.01)
—		—	—	—	—	—	—		—	—	—	—	(0.02)
(5.27)		(1.19)	—	—	—	(0.01)	—		—	—	—	—	—
—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

(5.33)		(1.23)	(0.01)	(0.01)	(0.07)	(0.10)	—		—	—	—	—	(0.03)

$21.85		$25.03	$21.96	$17.43	$17.04	$15.32	$19.94		$18.05	$14.24	$11.36	$12.38	$11.56

8.66	%(2)	20.92%	26.04%	2.34%	11.75%	(7.74)%	10.47	%(2)	26.76%	25.35%	(8.24)%	7.09%	(9.79)%

$593,174		$564,766	$677,393	$666,925	$883,053	$1,193,231	$326,471		$312,215	$354,545	$495,482	$757,438	$921,676

1.37	%(3)	1.37%	1.35%	1.33%	1.33%	1.30%	1.43	%(3)	1.45%	1.41%	1.37%	1.37%	1.37%

(0.38	)%(3)	0.01%	0.15%	0.03%	0.04%	0.42%	(0.85	)%(3)	(0.33)%	(0.31)%	(0.32)%	(0.60)%	0.06%

1.37	%(3)	1.37%	1.35%	1.33%	1.33%	1.30%	1.43	%(3)	1.45%	1.41%	1.37%	1.37%	1.37%

(0.38	)%(3)	0.01%	0.15%	0.03%	0.04%	0.41%	(0.85	)%(3)	(0.33)%	(0.31)%	(0.32)%	(0.60)%	0.06%

49	%(2)	114%	65%	67%	67%	77%	54	%(2)	102%	63%	86%	100%	135%

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
	MARSICO INTERNATIONAL OPPORTUNITIES FUND
For a Fund Share Outstanding Throughout the Period	Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

Net Asset Value, Beginning of Period	$15.30		$12.50	$10.61	$12.57	$11.86	$12.27

Income from Investment Operations:
Net investment income (loss)	(0.03)		0.09	0.01	(0.22)	0.04	0.06
Net realized and unrealized gains (losses) on investments	(0.09)		2.71	1.88	(1.49)	0.72	(0.33)

Total from investment operations	(0.12)		2.80	1.89	(1.71)	0.76	(0.27)

Distributions & Other:
Net investment income	(0.10)		—	—	(0.25)	(0.05)	(0.14)
Net realized gains	—		—	—	—	—	—
Redemption fees [See Note 2(h)]	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

Total distributions and other	(0.10)		—	—	(0.25)	(0.05)	(0.14)

Net Asset Value, End of Period	$15.08		$15.30	$12.50	$10.61	$12.57	$11.86

Total Return	(0.81	)%(2)	22.40%	17.81%	(13.98)%	6.48%	(1.68)%

Supplemental Data and Ratios:

Net assets, end of Period (000s)	$184,037		$119,522	$134,221	$153,855	$359,016	$450,926

Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.60	%(3)	1.60%	1.60%	1.56%	1.52%	1.48%

Ratio of net investment income (loss) to average net assets, net of waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.78	)%(3)	0.61%	0.29%	(0.22)%	0.31%	0.54%

Ratio of expenses to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	1.51	%(3)	1.74%	1.65%	1.56%	1.52%	1.48%

Ratio of net investment income (loss) to average net assets, before waivers, reimbursements of previously waived expenses and expenses paid indirectly	(0.69	)%(3)	0.47%	0.24%	(0.22)%	0.31%	0.54%

Portfolio turnover rate	85	%(2)	121%	66%	103%	134%	108%

(1)	Less than $0.01.
(2)	Not annualized.
(3)	Annualized.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO FLEXIBLE CAPITAL FUND							MARSICO GLOBAL FUND
Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09	Six-Month Period Ended 3/31/14 (Unaudited)		Year Ended 9/30/13	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/10	Year Ended 9/30/09

$18.21		$15.79	$12.05	$11.97	$9.65	$8.74	$14.74		$11.51	$9.06	$9.90	$8.59	$8.87

0.05		0.04	0.03	0.08	0.27	0.06	(0.02)		(0.02)	(0.07)	(0.05)	(0.05)	0.04
1.56		3.28	3.77	0.12	2.42	0.93	1.41		3.25	2.52	(0.70)	1.42	(0.24)

1.61		3.32	3.80	0.20	2.69	0.99	1.39		3.23	2.45	(0.75)	1.37	(0.20)

—		(0.09)	(0.06)	(0.09)	(0.37)	(0.08)	—		—	—	(0.09)	(0.06)	(0.08)
(1.96)		(0.81)	—	(0.03)	—	—	(2.17)		—	—	—	—	—
—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)	—	(1)	— (1)	— (1)	— (1)	— (1)	— (1)

(1.96)		(0.90)	(0.06)	(0.12)	(0.37)	(0.08)	(2.17)		—	—	(0.09)	(0.06)	(0.08)

$17.86		$18.21	$15.79	$12.05	$11.97	$9.65	$13.96		$14.74	$11.51	$9.06	$9.90	$8.59

8.92	%(2)	22.34%	31.63%	1.59%	28.68%	11.68%	9.39	%(2)	28.06%	27.04%	(7.73)%	16.01%	(1.93)%

$920,583		$805,735	$590,293	$409,145	$132,345	$31,331	$76,510		$61,383	$54,195	$108,021	$116,101	$109,149

1.37	%(3)	1.41%	1.43%	1.27%	0.75%	0.75%	1.60	%(3)	1.60%	1.60%	1.48%	1.54%	1.40%

0.50	%(3)	0.16%	0.17%	0.55%	1.33%	1.44%	(0.52	)%(3)	(0.06)%	(0.32)%	(0.46)%	(0.57)%	0.52%

1.37	%(3)	1.41%	1.43%	1.40%	1.73%	2.84%	1.68	%(3)	1.86%	1.70%	1.48%	1.54%	1.58%

0.50	%(3)	0.16%	0.17%	0.42%	0.35%	(0.65)%	(0.60	)%(3)	(0.32)%	(0.42)%	(0.46)%	(0.57)%	0.34%

58	%(2)	145%	121%	231%	146%	259%	76	%(2)	134%	95%	93%	125%	185%

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited)

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 8% and 17% of the Focus Fund’s and Global Fund’s outstanding shares, respectively, as of March 31, 2014.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)
Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service approved by the Funds’ Board of Trustees and subject to review pursuant to procedures established by, and under the general supervision of, the Funds’ Board of Trustees. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

These inputs are summarized into three broad levels and described below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. The Funds recognize transfers between the levels as of the end of each reporting period. There were no transfers between each of the three levels during the reporting period. The following is a summary of the fair values of the Funds’ investments in each category and economic sector as of March 31, 2014:

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Focus Fund
Assets
Common Stocks
Consumer Discretionary	$226,209,604	$—	$—	$226,209,604
Consumer Staples	14,115,799	—	—	14,115,799
Energy	50,292,966	—	—	50,292,966
Financials	36,423,131	—	—	36,423,131
Health Care	175,485,705	—	—	175,485,705
Industrials	47,708,657	—	—	47,708,657
Information Technology	195,533,321	—	—	195,533,321
Materials	87,574,379	—	—	87,574,379
Short-term Investments	35,533,154	—	—	35,533,154
				$868,876,716
Marsico Growth Fund
Assets
Common Stocks
Consumer Discretionary	$157,821,924	$—	$—	$157,821,924
Consumer Staples	22,693,932	—	—	22,693,932
Energy	28,623,201	—	—	28,623,201
Financials	13,161,067	—	—	13,161,067
Health Care	72,518,426	—	—	72,518,426
Industrials	99,598,384	—	—	99,598,384
Information Technology	137,819,697	—	—	137,819,697
Materials	52,185,480	—	—	52,185,480
Short-term Investments	5,816,127	—	—	5,816,127
				$590,238,238
Marsico 21st Century Fund
Assets
Common Stocks
Consumer Discretionary	$72,946,633	$—	$—	$72,946,633
Consumer Staples	17,212,711	—	—	17,212,711
Energy	15,695,753	—	—	15,695,753
Financials	21,744,848	—	—	21,744,848
Health Care	38,732,211	—	—	38,732,211
Industrials	50,587,218	—	—	50,587,218
Information Technology	74,246,634	—	—	74,246,634
Materials	21,084,841	—	—	21,084,841
Telecommunication Services	6,344,369	—	—	6,344,369
Short-term Investments	8,826,854	—	—	8,826,854
				$327,422,072
Marsico International Opportunities Fund
Assets
Common Stocks
Consumer Discretionary	$76,171,785	$—	$—	$76,171,785
Consumer Staples	935,730	—	—	935,730
Energy	7,650,379	—	—	7,650,379
Financials	10,398,226	—	—	10,398,226
Health Care	23,075,936	—	—	23,075,936
Industrials	21,591,895	—	—	21,591,895
Information Technology	34,060,870	—	—	34,060,870
Short-term Investments	14,132,112	—	—	14,132,112
				$188,016,933

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (continued)

Fund Investments by Major Security Type	Level 1	Level 2	Level 3	Total
Marsico Flexible Capital Fund
Assets
Common Stocks
Consumer Discretionary	$339,757,318	$—	$—	$339,757,318
Consumer Staples	64,492,510	—	—	64,492,510
Financials	26,388,592	—	—	26,388,592
Health Care	138,887,377	—	—	138,887,377
Industrials	37,609,269	—	—	37,609,269
Information Technology	159,147,613	—	—	159,147,613
Materials	72,996,770	—	—	72,996,770
Corporate Bonds	—	18,693,794	—	18,693,794
International Bonds	—	8,908,399	—	8,908,399
Preferred Stocks	6,045,619	—	—	6,045,619
Short-term Investments	36,879,654	—	—	36,879,654
				$909,806,915
Marsico Global Fund
Assets
Common Stocks
Consumer Discretionary	$26,759,437	$—	$—	$26,759,437
Consumer Staples	2,777,028	—	—	2,777,028
Energy	4,590,773	—	—	4,590,773
Health Care	9,949,050	—	—	9,949,050
Industrials	13,732,516	—	—	13,732,516
Information Technology	12,282,481	—	—	12,282,481
Materials	4,926,402	—	—	4,926,402
Short-term Investments	1,062,641	—	—	1,062,641
				$76,080,328

(b)
Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and in some cases allocated based on other factors. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the six-month period ended March 31, 2014 the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses in the amount of $246, $164, $91, $41, $244, and $19 for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, for the six-month period ended March 31, 2014. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)
Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)
Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions, passive foreign investment companies (“PFICs”) and net investment losses.

NOTES TO FINANCIAL STATEMENTS

(e)
Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held. Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)
Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update gives additional clarification to the FASB’s ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Funds adopted these ASUs in fiscal year 2014. The guidance requires retrospective application for all comparative periods presented. The adoption of these ASUs did not have a material effect on the Funds’ financial statements as of March 31, 2014.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of March 31, 2014 nor did the Funds utilize derivative instruments during the six-month period ended March 31, 2014.

Forward Foreign Currency Contracts — A forward currency contract is a commitment to purchase or sell foreign currency at a specified price on a future date. The Funds may enter into a forward foreign currency contract in order to hedge against foreign currency fluctuations, such as when a Fund elects to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings denominated in or exposed to foreign currencies, or in preparation for purchasing securities in a particular market, or for other investment purposes.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (continued)

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. Forward foreign currency contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. In connection with these contracts, the Funds typically segregate cash and/or other securities as collateral in a sufficient value equal to the aggregate amount of the Funds’ commitments under the forward foreign currency contracts; such collateral would be in the possession of the Funds’ custodian, if applicable.

Options Contracts — The Funds may purchase or write (sell) put and call options on foreign and domestic stock indices, foreign currencies, and US and foreign securities that are traded on a securities exchange or an over-the-counter market. These transactions are generally for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes. There is generally limited counterparty credit risk involved when entering into exchange-traded option contracts because the exchange’s clearinghouse acts as counterparty to all options traded on such exchange.

In purchasing an option, the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

(g)
Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees to defer the receipt of all or a portion of their compensation received from the Funds. Any deferred fees are credited to accounts established on behalf of the Trustees into the Funds as directed by each Trustee. The amounts credited to these accounts increase or decrease in accordance with the performance of the Funds selected by the Trustees. The market value of the deferred account balances as of March 31, 2014 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets”, and a liability account, “Accrued trustees’ fees”. Additionally, the fluctuation of the account balances due to the Funds’ performance is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Net unrealized appreciation on investments and foreign currency translations” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the Trustees for the six-month period ended March 31, 2014 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of Fund shares held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)
Redemption Fee — Effective January 31, 2014, the Funds’ Board of Trustees approved the elimination of redemption fees from Fund share transactions placed on and after January 31, 2014. Prior to January 31, 2014, a 2.00% redemption fee was retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee was imposed on certain redemptions or exchanges of shares held 30 days or less from their purchase date. Redemption fees were recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the period October 1, 2013 through January 30, 2014, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund received $1,691, $1,538, $696, $3,378, $30,499, and $1,528, respectively, in redemption fees.

NOTES TO FINANCIAL STATEMENTS

(i)
Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

(j)
Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Investment Advisory Agreement and Transactions With Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Under the terms of these agreements, the Adviser is compensated for managing the Focus Fund and the Growth Fund at the rate of 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund; and at a rate of 0.85% of the average daily net assets of the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund. The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage, and extraordinary expenses) to an annual rate of 1.60% of the average net assets of the Focus Fund, the International Opportunities Fund, the Flexible Capital Fund, and the Global Fund, and 1.50% of the average net assets of the Growth Fund and the 21st Century Fund until January 31, 2015.

The Adviser is entitled to reimbursement from a Fund of any amounts waived pursuant to this arrangement (or a previous expense limitation agreement) if such reimbursement does not cause a Fund to exceed the expense limitation currently in effect and the reimbursement is made within three years after the year in which the Adviser waived the fee or reimbursed the expense. Under this arrangement during the six-month period ended March 31, 2014, the Adviser received $68,623 of reimbursement from the International Opportunities Fund for previously waived fees or reimbursed expenses. The reimbursement amount is reflected in “Recovery of previously waived expenses” on the Statements of Operations. As of March 31, 2014, reimbursements that may potentially be made by the International Opportunities Fund and Global Fund to the Adviser are $170,284 and $235,549, respectively, which expire between 2015 and 2017.

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust affiliated with the Adviser received compensation from the Funds.

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets. The Adviser may, out of its own resources and at its sole discretion, make certain payments on behalf of the Plan for expenses incurred by a Fund for distribution of Fund shares and related services.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six-month period ended March 31, 2014, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Purchases	$338,179	$284,368	$173,461	$177,707	$515,667	$58,957
Sales	$448,799	$305,828	$195,783	$118,453	$492,863	$51,209

There were no purchases or sales of US government securities, excluding short-term investments.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS March 31, 2014 (Unaudited) (continued)

6.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2010-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At March 31, 2014 gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Cost of Investments	$627,989	$426,090	$256,215	$173,241	$754,486	$66,183

Gross Unrealized Appreciation	$242,826	$165,800	$72,922	$15,199	$161,126	$9,902
Gross Unrealized Depreciation	(1,938)	(1,652)	(1,715)	(423)	(5,805)	(5)

Net Unrealized Appreciation on investments	$240,888	$164,148	$71,207	$14,776	$155,321	$9,897

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

At September 30, 2013, the Funds had accumulated capital loss carryforwards (in thousands) as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
For Losses Expiring September 30,
2017	$—	$—	$118,543	$18,872	$—	$—
2018	—	—	390,537	93,558	—	—
Not Subject to Expiration	—	—	—	—	—	—
	$—	$—	$509,080	$112,430	$—	$—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of September 30, 2013, the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund, respectively, had (in thousands) $550, $1,254, $1,616, $0, $53, and $0 of qualified late-year losses, which are deferred until fiscal year 2014 for tax purposes. Net late-year losses incurred after December 31st, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

NOTES TO FINANCIAL STATEMENTS

The Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund utilized (in thousands) $0, $0, $75,161, $20,611, $0, and $4,665, respectively, of its capital loss carryforwards, during the year ended September 30, 2013.

As of September 30, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund	Global Fund
Undistributed Ordinary Income	$13,018	$24,012	$—	$741	$31,563	$—
Undistributed Trustees’ Deferred Compensation	(1,624)	(989)	(691)	(298)	(598)	(272)
Undistributed Long-Term Capital Gains	118,241	88,145	—	—	44,555	8,814
Tax Accumulated Earnings (Deficit)	129,635	111,168	(691)	443	75,520	8,542
Accumulated Capital and Other Losses	(550)	(1,254)	(510,696)	(112,430)	(53)	—
Unrealized Appreciation on Investments and on Foreign Currency Translations	236,494	151,221	80,772	20,331	119,648	13,902
Trustees Deferred Compensation Mark to Market	339	227	198	82	445	226
Total Accumulated Earnings (Deficit)	$365,918	$261,362	$(430,417)	$(91,574)	$195,560	$22,670

Undistributed ordinary income (deficit) consists of net investment income and timing differences related to qualified late-year losses and PFICs.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 were as follows:

(Amounts in thousands)	2013		2012
Fund	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$1,177	$101,796	$—	$—
Growth Fund	5,395	30,178	292	—
21st Century Fund	—	—	—	—
International Opportunities Fund	—	—	—	—
Flexible Capital Fund	10,360	22,646	1,878	—
Global Fund	—	—	—	—

The tax character of dividends paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

7.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds’ financial statements.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended March 31, 2014 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 to March 31, 2014 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended March 31, 2014” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the act ual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

Expenses Paid During the Period	Beginning account value October 1, 2013	Ending account value March 31, 2014	Expenses paid for the six-month period ended March 31, 2014(1)
FOCUS FUND
Actual Example	$1,000.00	$1,101.60	$7.02
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.32	$6.74

GROWTH FUND
Actual Example	$1,000.00	$1,086.60	$7.12
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.17	$6.89

21st CENTURY FUND
Actual Example	$1,000.00	$1,104.70	$7.49
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.88	$7.18

INTERNATIONAL OPPORTUNITIES FUND
Actual Example	$1,000.00	$991.90	$7.92
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.05	$8.02

FLEXIBLE CAPITAL FUND
Actual Example	$1,000.00	$1,089.20	$7.12
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,018.18	$6.88

GLOBAL FUND
Actual Example	$1,000.00	$1,093.90	$8.34
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,017.03	$8.04

(1)
Expenses are equal to the Funds’ annualized expense ratios (1.340% for the Focus Fund, 1.369% for the Growth Fund, 1.427% for the 21st Century Fund, 1.595% for the International Opportunities Fund, 1.367% for the Flexible Capital Fund, and 1.598% for the Global Fund), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period).

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Board of Trustees of the Trust held on November 13, 2013, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)), approved the renewal of the Investment Advisory and Management Agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund (the “Advisory Agreements”). In advance of the meeting, the Independent Trustees requested and received extensive materials from the Adviser to assist them in considering the renewal of the Advisory Agreements. The materials provided by the Adviser contained information with respect to the factors noted below, including detailed information relating to the performance, advisory fees and other expenses of the Funds, other funds sub-advised by the Adviser and non-fund advisory accounts of the Adviser. The materials also included comparisons of the Funds with third party funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability, as well as other information requested by the Trustees.

In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Trustees receive information and reports from the Adviser and other service providers to the Funds regarding the investment performance of the Funds as well as operational, compliance, marketing and other matters.

The Trustees engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and approved the continuation of the Advisory Agreements for the Focus Fund, Growth Fund, 21st Century Fund, International Opportunities Fund, Flexible Capital Fund, and Global Fund.

Discussion of Certain Factors Considered

In connection with the consideration of the Advisory Agreements, the Trustees, including the Independent Trustees, requested and received from the Adviser, and reviewed, a wide variety of information, including information about (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Funds and the Adviser; (3) the costs of the services to be provided and profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale may be realized as the Funds grow; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; as well as other relevant considerations such as the management fees and expense ratios of each Fund; potential fall-out benefits to the Adviser from its relationship to each Fund; and other general information about the Adviser. The following is a summary of the Board’s discussion and views regarding these factors.

1.	Nature, Extent, and Quality of Services.

The Independent Trustees considered the nature, quality and extent of the services performed by the Adviser under the Advisory Agreements with the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of existing and new Fund marketing initiatives, review of Fund legal issues, and other services. The Independent Trustees also considered the personnel who provide these services, which includes a team of individuals collectively having years of experience in their particular areas of expertise. The Independent Trustees also considered the Adviser’s investment philosophy and experience, noting that the Adviser and its affiliates employ a focused stock-picking strategy that involves extensive research. The Independent Trustees also discussed the Adviser’s ability to continue to provide the same level and quality of services to the Funds. The Independent Trustees concluded that the services are extensive in nature, that the Adviser employs investment advisory personnel who consistently delivered a high level of service and that, with respect to third party service providers, the Adviser effectively manages the outsourcing by the Funds to other service providers and the oversight of those service providers.

2.	Investment Performance of the Funds and Adviser.

The Independent Trustees considered short-term and long-term investment performance for each Fund over various periods of time as compared to both relevant equity indices and the performance of each Fund’s Lipper, Inc. peer group universe. The Independent Trustees discussed with representatives of the Adviser the factors underlying the outperformance or under-performance of the Funds over various time periods. The Independent Trustees considered the relatively strong overall Fund performance during the previous year, noting in particular the fact that all six Funds posted double-digit positive returns for the one-year period ended September 30, 2013. The Independent Trustees also considered Fund returns over additional periods, noting improved performance for most Funds as measured against both their benchmark index and peer funds. The Independent Trustees reviewed the performance of the Funds in the context of the long-term investment strategies being pursued by the Funds. In addition to reviewing performance information of comparable funds, the Independent Trustees took into account that they regularly review each Fund’s performance.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Independent Trustees considered the Adviser’s substantial investment advisory experience and capabilities. The Independent Trustees also discussed with representatives of the Adviser past changes in the portfolio management staff of the Adviser. The Independent Trustees noted the Adviser’s continued investment in research. The Independent Trustees noted that the investment performance delivered by the Adviser to the Funds appeared to be consistent with the performance delivered for other clients of the Adviser. Based on this review, the Independent Trustees concluded that the performance of the Adviser with respect to each Fund was satisfactory for the purposes of approving the Advisory Agreements.

3.	Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Funds: Fees and Expenses. The Independent Trustees considered each Fund’s management fee rates and expense ratios relative to industry averages for the Fund’s benchmark category and the advisory fees charged by the Adviser to sub-advised funds and non-fund clients, including information regarding expense limitation commitments from the Adviser, and the breakpoints in the advisory fee for certain Funds. The Independent Trustees noted the information provided by the Adviser stated that the mix of services under the Advisory Agreements are much more extensive than those under the Adviser’s advisory agreements for sub-advised funds and non-fund clients. While the Independent Trustees noted that the investment advisory fees paid by the Funds are generally in the upper quartile of their peer groups, they were cognizant that it is difficult to know whether the services provided by advisers to peer funds are as extensive as those provided by the Adviser to the Funds. The Independent Trustees noted the actions taken by the Adviser to reduce Fund expenses, including that the Adviser had waived fees and absorbed expenses from time to time, and that some of those expenditures may not be recouped. The Independent Trustees concluded that the investment advisory fees are acceptable based upon the qualifications, experience, reputation, and performance of the Adviser and the overall expense ratios of the Funds. The Independent Trustees noted, however, that they would continue at their regular meetings to monitor the overall expense ratios of the Funds.

(b) Profitability and Costs of Services to Adviser. The Independent Trustees reviewed the information provided by the Adviser regarding its overall profitability and costs and a pro forma estimate of the Adviser’s profitability and costs if the Funds constituted the Adviser’s only assets under management. The Independent Trustees noted that the Adviser’s fee revenue from the Funds had declined as most Funds’ assets had declined, but that the Adviser had not reduced services or investment personnel as a result. The Independent Trustees also discussed the recent restructuring of the outstanding debt obligations of the Adviser’s parent companies, noting that it could potentially increase the Adviser’s profitability over the short and intermediate term (while further strengthening the Adviser’s overall financial position and profitability over the short and long term). The Independent Trustees agreed to continue at their regular meetings to monitor the impact of the most recent debt restructuring on the Funds. The Independent Trustees also noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements enacted during the last few years. The Independent Trustees concluded that the fees received by the Adviser under the Advisory Agreements were set at an acceptable level, particularly in light of the extent and quality of the services being provided to the Funds.

4.	Extent of Economies of Scale as Funds Grow.

The Independent Trustees considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Independent Trustees noted that economies of scale may develop for certain Funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that Fund-level economies of scale may not necessarily result in Adviser-level economies of scale. It was reported to the Independent Trustees that the expenses incurred by the Adviser relating to management of the Funds increased substantially in recent years as a percentage of management fees and that the asset levels of certain Funds had decreased over the past year. The Independent Trustees agreed that it was possible that if trends changed and Fund assets began growing again beyond certain thresholds, Adviser-level expenses incurred in managing the Funds eventually could level off or decline as a percentage of management fees in the future, potentially resulting in economies of scale. The Independent Trustees noted that they expect to consider economies of scale on at least an annual basis and thus be in a position to evaluate additional economies of scale, if any, occurring as Fund asset levels change over time.

CONSIDERATION OF INVESTMENT ADVISORY AGREEMENTS

5.	Whether Fee Levels Reflect Economies of Scale.

The Independent Trustees also considered whether the management fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Independent Trustees noted that, at the request of the Independent Trustees, breakpoints previously had been introduced for the Focus Fund and the Growth Fund for assets in excess of $3 billion in each Fund. Under the breakpoints, investment management fees are 0.85% per year of average daily net assets up to $3 billion in each of those two Funds, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund. The Independent Trustees also took note that the Adviser also intended to renew the voluntary fund expense limitations for each of the Funds until at least January 31, 2015, all subject to possible future recoupment of previously waived fees or other expenses under certain conditions. The Independent Trustees agreed to continue to monitor whether any additional breakpoints for any of the Funds may be appropriate in the future.

6.	Other Relevant Considerations.

The Independent Trustees considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Funds. The Independent Trustees concluded that potential “fall-out” benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Advisory Agreements, the Independent Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Trustees that each Fund’s fees were reasonable, the extent and quality of services were acceptable and performance of the Funds was satisfactory. Therefore, re-approval of the Advisory Agreements was in the best interests of each Fund and its shareholders. As a part of their decision-making process, the Independent Trustees noted that the Adviser has managed the Funds since their inception, and the Independent Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Funds and their shareholders. The Independent Trustees considered, generally, that shareholders invested in a Fund knowing that the Adviser managed that Fund and knowing its investment management fee. As such, the Independent Trustees considered, in particular, whether the Adviser managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders. Additionally, as part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

Upon conclusion of their review and discussion, the Trustees, including all of the Independent Trustees, unanimously agreed the Advisory Agreements for each of the Funds should be continued.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2013 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form
N-Q will be available (i) on the SEC’s website at www.sec.gov; (ii) at the SEC’s Public Reference Room; and (iii) by calling 800-SEC-0330.

Cost Basis Information

Effective January 1, 2012, federal law required mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information, and holding period of “covered” security sales to the Internal Revenue Service (“IRS”) on Form 1099. Covered securities that are mutual fund shares are shares acquired on or after January 1, 2012. A fund is not responsible for maintaining and reporting share information if such shares are not deemed “covered”.

Additionally, if a shareholder has not selected a tax lot identification method for their account, these tax regulations require the Funds to elect a default tax identification methodology in order to perform the required reporting. As a result, the Funds have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for those shareholders that had not previously selected a tax lot identification method for their account. FIFO is the method, unless otherwise specified by the shareholder, that the Funds utilize to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales are reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may choose a different tax lot identification method other than FIFO. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

MARSICO
FUNDS®
Helping you appreciate life℠

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

www.marsicofunds.com • 888.860.8686

©2014 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds prospectus.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics

Not applicable to semi-annual reports.

(a)(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Executive Vice President and Chief Operating Officer

Date:	June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Marsico
Christopher J. Marsico,
Executive Vice President and Chief Operating Officer

Date:	June 4, 2014

By:	/s/ Neil L. Gloude
Neil L. Gloude,
Vice President, Secretary and Treasurer

Date:	June 9, 2014